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                                                                   Exhibit 99.06

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                -------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
                -------------------------------------------------

                  Monthly Period:                  3/1/02 to
                                                   3/31/02
                  Distribution Date:               4/17/02
                  Transfer Date:                   4/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A                    $1.66667
                                            Class B                    $1.84167
                                            CIA                        $2.29167

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $1.66667
                                            Class B                    $1.84167
                                            CIA                        $2.29167

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 2


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Certificates, per $1,000 original certificate
        principal amount
                                       Class A                          $0.00000
                                       Class B                          $0.00000
                                       CIA                              $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in respect of
        the Certificates
                                       Class A                   $118,227,997.38
                                       Class B                    $10,705,273.59
                                       CIA                        $13,525,199.36
                                                                 ---------------
                                       Total                     $142,458,470.33

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of
             Finance Charge Receivables processed during
             the Monthly Period which were allocated in
             respect of the Certificates
                                       Class A                    $12,105,313.21
                                       Class B                     $1,096,108.31
                                       CIA                         $1,384,839.28
                                                                 ---------------
                                       Total                      $14,586,260.80

        (b1) Principal Funding Investment Proceeds (to
             Class A)                                                      $0.00
        (b2) Withdrawals from Reserve Account (to Class A)                 $0.00
                                                                 ---------------
             Class A Available Funds                              $12,105,313.21

        (c1) Principal Funding Investment Proceeds (to
             Class B)                                                      $0.00
        (c2) Withdrawals from Reserve Account (to Class B)                 $0.00
             Class B Available Funds                               $1,096,108.31

        (d1) Principal Funding Investment Proceeds (to CIA)                $0.00
        (d2) Withdrawals from Reserve Account (to CIA)                     $0.00
             CIA Available Funds                                   $1,384,839.28

        (e1) Total Principal Funding Investment Proceeds                   $0.00
        (e2) Investment Earnings on deposits to Reserve
             Account                                                       $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 3

          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of 03/31/02     $32,106,622,264.74


             (b) Invested Amount as of 03/31/02
                 (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                            Class A             $750,000,000.00
                                            Class B              $67,770,000.00
                                            CIA                  $85,845,000.00
                                                                ---------------
                                            Total               $903,615,000.00

             (c) The Floating Allocation Percentage:
                                            Class A                       2.264%
                                            Class B                       0.205%
                                            CIA                           0.259%
                                                                          -----
                                            Total                         2.728%

             (d) During the Accumulation Period: The
                 Invested Amount as of ______ (the last
                 day of the Revolving Period)
                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                                ---------------
                                            Total                         $0.00

             (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       2.264%
                                            Class B                       0.205%
                                            CIA                           0.259%
                                                                          -----
                                            Total                         2.728%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 4

          4. Delinquent Balances.
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 30 - 59 days                                   $465,565,428.46
             (b) 60 - 89 days                                   $317,975,669.84
             (c) 90 - 119 days                                  $257,914,850.34
             (d) 120 - 149 days                                 $219,245,901.21
             (e) 150 - 179 days                                 $194,962,306.54
             (f) 180 or more days                                         $0.00
                                            Total             $1,455,664,156.39

          5. Monthly Investor Default Amount.
             -------------------------------

             (a) The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount (the
                 aggregate "Investor Default Amount")
                                            Class A               $4,114,499.58
                                            Class B                 $372,558.49
                                            CIA                     $470,695.84
                                                                    -----------
                                            Total                 $4,957,753.91


          6. Investor Charge-Offs & Reimbursements of
             ----------------------------------------
             Charge-Offs.
             ------------

             (a) The aggregate amount of Class A Investor
                 Charge-Offs and the reductions in the
                 Class B Invested Amount and the CIA
                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                                ---------------
                                            Total                         $0.00

             (b) The amounts set forth in paragraph 6(a)
                 above, per $1,000 original certificate
                 principal amount (which will have the
                 effect of reducing, pro rata, the amount
                 of each Certificateholder's investment)
                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                                ---------------
                                            Total                         $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
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             (c) The aggregate amount of Class A Investor
                 Charge-Offs reimbursed and the
                 reimbursement of reductions in the Class
                 B Invested Amount and the CIA

                                    Class A                             $0.00
                                    Class B                             $0.00
                                    CIA                                 $0.00
                                                                   ----------
                                    Total                               $0.00

             (d) The amounts set forth in paragraph 6(c)
                 above, per $1,000 interest (which will
                 have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                             $0.00
                                    Class B                             $0.00
                                    CIA                                 $0.00
                                                                    ---------
                                    Total                               $0.00

          7. Investor Servicing Fee
             ----------------------
             (a) The amount of the Investor Monthly
                 Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                    Class A                       $937,500.00
                                    Class B                        $84,712.50
                                    CIA                           $107,306.25
                                                                  -----------
                                    Total                       $1,129,518.75


          8. Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated CIA and Class
                 B Principal Collections applied in
                 respect of Interest Shortfalls, Investor
                 Default Amounts or Investor Charge-Offs
                 for the prior month.

                                    Class B                             $0.00
                                    CIA                                 $0.00
                                                                        -----
                                    Total                               $0.00

          9. CIA Invested Amount
             -------------------
             (a) The amount of the CIA Invested Amount as
                 of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month        $85,845,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
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             (b) The Required CIA Invested Amount as of the
                 close of business on the related Distribution Date after
                 giving effect to withdrawals, deposits and payments to
                 be made in respect of the preceding month     $85,845,000.00

          10.The Pool Factor
             ---------------
                 The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                 1.00000000
                                             Class B                 1.00000000
                                             Total                   1.00000000

          11.The Portfolio Yield
             -------------------
                The Portfolio Yield for the related Monthly
                Period                                                    12.79%

          12.The Base Rate
             -------------
                The Base Rate for the related Monthly Period               4.09%



C         Information Regarding the Principal Funding Account
          ---------------------------------------------------

            1.  Accumulation Period

            (a) Accumulation Period Commencement Date                12/01/2003

            (b) Accumulation Period Length (months)                           2

            (c) Accumulation Period Factor                                 5.82

            (d) Required Accumulation Factor Number                           8

            (e) Controlled Accumulation Amount                  $451,807,500.00

            (f) Minimum Payment Rate (last 12 months)                     13.63%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
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            2. Principal Funding Account
               -------------------------

               Beginning Balance                                          $0.00
                  Plus: Principal Collections for related
                        Monthly Period from Principal Account              0.00
                  Plus: Interest on Principal Funding Account
                        Balance for related Monthly Period                 0.00

                  Less: Withdrawals to Finance Charge Account              0.00
                  Less: Withdrawals to Distribution Account                0.00
                                                                      ---------
               Ending Balance                                              0.00

            3. Accumulation Shortfall
               ----------------------

                     The Controlled Deposit Amount for the
                     previous Monthly Period                              $0.00

               Less: The amount deposited into the Principal
                     Funding Account for the Previous Monthly
                     Period                                               $0.00

                     Accumulation Shortfall                               $0.00

                                                                      ---------
                     Aggregate Accumulation Shortfalls                    $0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                     Covered Amount                                       $0.00

               Less: Principal Funding Investment Proceeds                $0.00

                                                                      ---------
                     Principal Funding Investment Shortfall               $0.00
                                                                      ---------

      D. Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage           0.00000%

               (b) Required Reserve Account Amount ($)                    $0.00
                   .5% of Invested Amount or other amount
                   designated by Transferor)

               (c) Required Reserve Account Balance after effect
                   of any transfers on the Related Transfer Date          $0.00

               (d) Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date            $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
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            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds
               transferred to the Finance Charge Account
               on the Related Transfer Date                               $0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account
               transferred to the Finance Charge Account
               on the related Transfer Date (1 (d) plus                   $0.00
               plus 2 above)

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related
               Monthly Period                                              7.63%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                        First USA Bank, National Association
                        as Servicer



                        By: /s/ Tracie Klein
                           --------------------------------
                            Tracie Klein
                            First Vice President